BRAZOS MUTUAL FUNDS


Supplement to the Prospectus
dated March 30, 2001
(Class A, B and II Shares)


The Prospectus is hereby amended as follows:

1. Effective June 5, 2001, shares of the Brazos
Micro Cap Portfolio (the "Portfolio") will be offered to
(i) existing shareholders of the Portfolio, (ii) qualified defined contribution retirement plans and their participants and (iii) certain institutional customers, in the discretion of management. In addition, Brazos Mutual
Funds (the "Fund") reserves the right to reject purchase orders when in the judgment of management the rejection is in the best interests of the Fund. Persons who are shareholders of other portfolios of the Fund or any other fund distributed by the Distributor are not permitted to acquire shares of this Portfolio by exchange.
Distributions to all shareholders of the Portfolio will continue to be reinvested unless a shareholder has elected otherwise. The Adviser reserves the right to reopen this Portfolio to new investments at any time or to further restrict sales of its shares.

2. The redemption fee set forth in the
Prospectus will no longer be in effect for all portfolios of the Fund.













Dated:  June 4, 2001